                                                       EXHIBIT 24

                                                           1 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Berl Bernhard
                                        ------------------------
                                        Director

Witness:

/s/ Barbara Burnett
- -------------------------

Date:  May 9, 1996

                                                       EXHIBIT 24

                                                           2 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Beverly Byron
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- -------------------------

Date:  May 10, 1996

                                                       EXHIBIT 24

                                                           3 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ John K. Castle
                                        ------------------------
                                        Director

Witness:

/s/ Laura F. Klun
- -------------------------

Date:  May 13, 1996

                                                       EXHIBIT 24

                                                           4 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ William C. Hittinger
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- -------------------------

Date:  May 22, 1996

                                                       EXHIBIT 24

                                                           5 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ J. L. Holloway III
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- -------------------------

Date:  May 13, 1996

                                                       EXHIBIT 24

                                                           6 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Freeman A. Hrabowski
                                        ------------------------
                                        Director

Witness:

/s/ Shirley L. Bayley, Esq.
- -------------------------

Date:  May 10, 1996

                                                       EXHIBIT 24

                                                           7 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ George V. McGowan
                                        ------------------------
                                        Director

Witness:

/s/ Judith C. Williams
- -------------------------

Date:  May 13, 1996

                                                       EXHIBIT 24

                                                           8 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Jack Mosley
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- -------------------------

Date:  May 13, 1996

                                                       EXHIBIT 24

                                                           9 of 9

                        POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a Form S-8 and all amendments thereto (including post-effective amendments) for the purpose of registering under the Securities Act of 1933 shares of the outstanding Common Stock of the Company which may be purchased or issued from time to time pursuant to the terms of the UNC/Garrett Stock Purchase and Option Plan.

     The undersigned Director of the Company hereby appoints
Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Lawrence A. Skantz
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- -------------------------

Date:  May 13, 1996